UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Item 2.02 and 7.01 of Form 8-K.

Item 2.02 Results of Operations and Financial Condition

On May 8, 2015, the Company announced its financial results for the quarter ended March 31, 2015. A copy of the Company’s press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01 Regulation FD Disclosure

The disclosure contained in Item 2.02 of this current report on Form 8-K is incorporated into this Item 7.01 by reference.

The information contained in Item 2.02 and Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

By:      /s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

Date: May 8, 2015